EXHIBIT 10.2

EXECUTION VERSION

PREPARED BY AND,
WHEN RECORDED, RETURN TO:

Dewey & LeBoeuf LLP
333 S. Grand Ave., Ste. 2600 Los Angeles, CA 90071 Attention: Michael du Quesnay

Space Above This Line For Recorder’s Use

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

by

ZAP,
a California corporation
(Trustor)

to

Fidelity National Title Company

having an address at:
400 Pitt Avenue
Sebastopol, CA 95472
(Trustee)

for the benefit of

Al Yousuf LLC (Beneficiary)

Dated:	As of July 30, 2008

Location:	501 Fourth Street Santa Rosa Sonoma County, California 95401

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of July 30, 2008 by Zap, a California corporation, having an address at 501 4th Street, Santa Rosa, California 95401 (“Trustor”) to Fidelity National Title Company (“Trustee”), in favor of Al Yousuf LLC, having an address of Mezzanine Floor, Yamaha Showroom, Sheikh Zayed Road, Dubai, United Arab Emirates (together with its successors and assigns, “Beneficiary”).

STATEMENT OF PURPOSE

Trustor and Beneficiary are parties to a Promissory Note dated as of the date hereof (the “Note”), which Note provides for a loan in the initial principal amount of one million seven hundred and sixty thousand dollars ($1,760,000), and a maximum principal amount not to exceed, at any one time, ten million dollars ($10,000,000) (the “Loan”) to be made by Beneficiary to Trustor; and

It is a condition to the obligation of Beneficiary to make the loan to Trustor pursuant to the Note that Trustor execute and deliver this Deed of Trust.

AGREEMENT

NOW, THEREFORE, in consideration of the making of the Loan by Beneficiary to Trustor and the covenants, agreements, representations and warranties set forth in the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and for the purpose of securing the payment and performance of the following (collectively, the “Loan Obligations”): (a) all principal (including, without limitation, any advance to Trustor now or hereafter made), interest thereon and all other sums due and/or payable, and all obligations owing by Trustor, under any Loan Document and amendments, modifications, extensions, substitutions, exchanges and renewals thereof (each of which shall enjoy the same priority as the advance made on the Closing Date as evidenced by the Note); and (b) all covenants, agreements and other obligations of Trustor under the Loan Documents;

Trustor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto Trustee, its successors and assigns, in trust, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, to have and to hold forever for the security and benefit of Beneficiary and its successors and assigns, all of Trustor’s right, title and interest in and to the following property, rights, interests and estates, now existing or hereafter coming into existence (the property, rights, interests and estates hereinafter described are collectively referred to herein as the “Mortgaged Property”): (i) all the land located in the County and State identified on Exhibit A attached hereto, as more particularly described on such Exhibit A (the “Land”), (ii) the Contracts; (iii) the Appurtenant Rights, (iv) the Equipment, (v) the General Intangibles, (vi) the Improvements, (vii) the Leases, (viii) the Permits (to the fullest extent assignable), (ix) the Rents, (x) the Proceeds, and (xi) any and all other rights of Trustor in

Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing

and to the items set forth in clauses (i) through (x) above, all whether now owned or hereafter acquired, and all other property which is or hereafter may become subject to a lien in favor of Beneficiary pursuant to any Loan Document.

TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Trustee, its successors and assigns, for the benefit of Beneficiary, their successors and assigns forever;

This Deed of Trust secures all present and future loan disbursements or advances made by Beneficiary under the Note, and all other sums from time to time owing to Beneficiary by Trustor under the Loan Documents and under the Debt. The amount of the present disbursement or advance secured is one million seven hundred and sixty thousand dollars ($1,760,000), and the maximum principal amount which may be secured at any one time is ten million dollars ($10,000,000). The time period within which such future disbursements or advances are to be made is the period between the date of this Deed of Trust and July 30, 2009;

PROVIDED, HOWEVER, that these presents are upon the express condition that, if Trustor shall pay or cause to be paid to Beneficiary all sums due Beneficiary with respect to the Loan under the Loan Documents and keep, perform and observe all the covenants and promises in each of the Loan Documents, all without fraud and delay, then this Deed of Trust, and all the properties, interests, and rights hereby granted, bargained, and sold shall cease, terminate and be void and Beneficiary shall instruct Trustee to effect a full and proper termination, release and reconveyance; otherwise the same shall remain in full force and effect.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE 1
DEFINITIONS

Section 1.1. Certain Defined Terms. For all purposes of this Deed of Trust, all capitalized terms shall have the meaning ascribed in this Section 1.1 or if not defined herein, then as defined in the Note:

“Appurtenant Rights” means all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, air rights, development rights and powers, and, to the extent now or hereafter owned by Trustor, all minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used in connection with, or located on, under or above the Land or any part or parcel thereof, and all “as extracted collateral” (as defined in the UCC), and all ground leases, subleases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof.

“Contracts” means, collectively, (a) all contracts between Trustor and third parties in connection with the management, construction, repair, renovation, use, operation or maintenance of the Mortgaged Property, in each case as the same may thereafter from time to time be amended or modified; and (b) all warranties, guarantees, and other rights of Trustor, direct and indirect, against manufacturers, dealers, suppliers, and others in connection with the above contracts and agreement or the work done or to be done and the materials supplied or to be supplied to or for the Mortgaged Property.

“Equipment” means all of Trustor’s “equipment,” as such term is defined in the UCC, and, to the extent not included in such definition, all fixtures, appliances, machinery, “software” (as defined in the UCC), furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired by Trustor, including without limitation, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, electronic data-processing or other office equipment, lamps, glassware, restaurant and kitchen equipment, and building equipment, including, without limitation, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, washing machines, dryers, stoves, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts, and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Trustor to the extent that the same are located at the Mortgaged Property, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing.

“General Intangibles” means all of Trustor’s “general intangibles,” as such term is defined in the UCC, and, to the extent not included in such definition, all intangible personal property of Trustor (other than Accounts, Rents, Instruments, Inventory, money and Permits), including, without limitation, choses in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties) refunds of real estate taxes and assessments and other rights to payment of money, copyrights, trademarks, trade names, service marks, trade secrets, and patents, the goodwill associated with any of the foregoing, and all applications for any of the foregoing, in each case whether now existing or hereafter in existence, in each case to the extent that such General Intangibles are related to the Mortgaged Property.

“Improvements” means all buildings, structures and improvements of every nature whatsoever situated on the Land on the Closing Date or thereafter, including, without limitation, to the extent of Trustor’s right, title or interest therein or thereto, all gas and electric fixtures, radiators, heaters, washing machines, dryers, refrigerators, ovens, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, antennas, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements.

“Leases” means all leases and other agreements or arrangements, if any, affecting the use or occupancy of all or any portion of the Mortgaged Property now in effect or hereafter entered into (including all lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Mortgaged Property), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same.

“Permits” means all licenses, registrations, permits, allocations, filings, authorizations, approvals and certificates used in connection with the ownership, operation, construction,

renovation, use or occupancy of the Mortgaged Property, including, without limitation, building permits, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any governmental authority or private person concerning the ownership, construction, operation, renovation, use or occupancy of the Mortgaged Property.

“Proceeds” means all of Trustor’s “proceeds” as such term is defined in the UCC and, to the extent not included in such definition, all proceeds, whether cash or non-cash, movable or immovable, tangible or intangible (including insurance proceeds, condemnation proceeds, and proceeds of proceeds), from the Security Interest Property, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Security Interest Property and all income, gain, credit, distributions and similar items from or with respect to the Security Interest Property.

“Rents” means, with respect to the Mortgaged Property, all rents (whether denoted as advance rent, minimum rent, percentage rent, additional rent or otherwise), receipts, issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), lease termination fees or payments, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to Trustor in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due under the Leases.

“UCC” means the Uniform Commercial Code in effect in the jurisdiction in which the Mortgaged Property or any of the Security Interest Property is located, as applicable.

ARTICLE 2
COVENANTS AND AGREEMENTS OF TRUSTOR

Section 2.1. Payment of Secured Loan Obligations; Incorporation by Reference. Trustor shall pay when due the principal, interest thereon and all other sums, charges, fees and other Loan Obligations due and/or payable under any Loan Document all as in accordance with the Loan Documents. All of the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

Section 2.2. No Transfer. Trustor shall not and shall not cause, allow, or permit, and shall prevent from occurring, a transfer of the Mortgaged Property, except as expressly permitted pursuant to the Note. In the event of any violation of this Section 2.2, Beneficiary may, at its option, accelerate and declare the outstanding Debt immediately due and payable, without notice or demand, and whether or not Beneficiary shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any Loan Document with respect to any Mortgaged Property or all or any portion of the Security Interest Property.

Section 2.3. Duty to Defend; Filing; Re-Filing; Etc.

(a) Trustor will forever defend the title to the Mortgaged Property and the validity and priority of the lien or estate hereof against the claims and demands of all persons whomsoever.

(b) Trustor shall execute, acknowledge and deliver, from time to time, such further instruments as Trustee or Beneficiary may reasonably require to accomplish the purposes of this Deed of Trust. Trustor hereby irrevocably authorizes and appoints Beneficiary as its attorney-infact, coupled with an interest, for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including, without limitation, such rights and remedies available to Beneficiary pursuant to this Deed of Trust.

(c) Trustor shall pay all intangible taxes, recording taxes, filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Deed of Trust, any security agreement, mortgage, modification or amendment supplemental hereto and any document, instrument and agreement of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of the execution, delivery, filing, registration and recording of the Note, this Deed of Trust or any of the other Loan Documents, any security agreement or mortgage or deed of trust modification or amendment supplemental hereto or any document instrument or agreement of further assurance.

(d) Trustor hereby indemnifies and holds Beneficiary harmless from any sales or use tax that may be imposed on Beneficiary by virtue of the Loan other than taxes imposed on the income, stock or assets of Beneficiary.

ARTICLE 3
ASSIGNMENT OF RENTS, ISSUES, PROFITS AND CONTRACTS

Section 3.1. Assignment of Rents, Issues and Profits. Trustor hereby absolutely and unconditionally assigns to Beneficiary all of Trustor’s right, title and interest in all current and future Leases and Rents, it being intended that this Deed of Trust constitute a present, absolute assignment and not an assignment for additional security only. This Article 3 presently gives Beneficiary the right to collect Rents and to apply Rents in partial payment of the Loan Obligations and otherwise in accordance with the Note. Trustor intends that the Rents and Leases be absolutely assigned and no longer be, during the term of this Deed of Trust, property of Trustor or Trustor’s estate, as defined by 11 U.S.C. §541. If any law exists requiring Beneficiary to take actual possession of the Mortgaged Property (or some action equivalent to taking possession of the Mortgaged Property, such as securing the appointment of a receiver) for Beneficiary to “perfect” or “activate” the rights and remedies of Beneficiary as provided herein, Trustor waives the benefit of such law. Such assignment to Beneficiary shall not be construed to bind Beneficiary to perform any covenants, conditions or provisions contained in any Lease or otherwise impose any obligation upon Beneficiary, and notwithstanding this Deed of Trust, Trustor shall remain liable for any obligations undertaken by Trustor pursuant to any Lease. Subject to the terms of this Article 3 and the Note, Beneficiary grants to Trustor a license, revocable as hereinafter provided, to operate and manage the Mortgaged Property and to collect and use the Rents. If an Event of Default occurs, the license granted to Trustor herein may, at Beneficiary’s election, be revoked by Beneficiary, and Beneficiary shall immediately be entitled to possession of all Rents then or thereafter payable (including Rents past due and unpaid) whether or not Beneficiary enters upon or takes control of the Mortgaged Property. Any Rents collected by Trustor from and after the date on which an Event of Default occurred and is continuing shall be held by Trustor in trust for Beneficiary. Trustor hereby grants and assigns to Beneficiary the right, at Beneficiary’s option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court appointed receiver to collect Rents with or without taking the actual possession of the Mortgaged Property or any equivalent action. Beneficiary may apply any Rents collected after the license granted herein is revoked in Beneficiary’s sole and absolute discretion to pay the Loan Obligations in such order and in such manner as Beneficiary shall elect.

Section 3.2. Assignment of Contracts. Trustor hereby absolutely and unconditionally assigns to Beneficiary all of Trustor’s right, title and interest in and to the Contracts to the maximum extent allowable by law and to the maximum extent allowable under the terms of each individual Contract, it being intended that this assignment be an absolute assignment from Trustor to Beneficiary and not merely the granting of a security interest. Until the occurrence of an Event of Default, Trustor may retain, use and enjoy the benefits of the Contracts. Upon the occurrence and during the continuance of an Event of Default, the license described in the preceding sentence shall, upon Beneficiary’s election, be automatically revoked, and Beneficiary may elect to exercise any and all of Beneficiary’s rights and remedies hereunder.

ARTICLE 4
SECURITY AGREEMENT AND FIXTURE FILING

As additional security, Trustor, as debtor, hereby grants to Beneficiary, as secured party, a continuing security interest in the portion of the Mortgaged Property which is or may be subject to the provisions of the UCC which are applicable to secured transactions, and in any property as to which a security interest can be created or perfected, now existing or hereafter coming into existence, and all substitutions replacements, renewals and additions to and all products and Proceeds of the foregoing (collectively, the “Security Interest Property”). This Deed of Trust is intended to be and shall be effective as a security agreement and “fixture filing” under the UCC or other law applicable to the creation of liens on and security interests in personal property and fixtures. As further security for the payment and performance of the Loan Obligations, this Deed of Trust shall constitute a financing statement under the UCC with Trustor, as debtor, and Beneficiary, as secured party. To the extent permitted by law, Trustor hereby authorizes Beneficiary to file financing and continuation statements necessary to continue the lien of and security interest evidenced by this Deed of Trust with respect to the Security Interest Property (and confirms that Beneficiary is a person entitled to file a record, and that Trustor has authorized all such filings, within the meaning of Section 9-509 of the UCC). The principal places of business and mailing addresses of Trustor, as debtor, and Beneficiary, as secured party, respectively, are as set forth on page one hereof. Trustor’s location, for purposes of Section 9-307 of the UCC, is Trustor’s state of incorporation as set forth on page 1 hereof. Information relative to the security interest created hereby may be obtained by application to Beneficiary.

ARTICLE 5
REMEDIES

Section 5.1. Acceleration of Maturity. If an Event of Default shall have occurred, then the entire Debt and all other Loan Obligations shall, at the option of Beneficiary, become due and payable without notice or demand, time being of the essence; and any omission on the part of Beneficiary to exercise such option when entitled to do so shall not be considered as a waiver of such right. Trustor hereby expressly waives presentment, demand for payment, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of the Debt and notice of acceleration of the maturity of the indebtedness secured hereby.

Section 5.2. Default Remedies.

(a) If an Event of Default shall have occurred and be continuing, this Deed of Trust may, to the maximum extent permitted by law, be enforced, and Beneficiary, or Trustee in response to Beneficiary’s request (which Trustor agrees shall be presumed to have been made), may exercise any right, power or remedy permitted to it hereunder, under the Note or under any of the other Loan Documents or at law or in equity, and, without limiting the generality of the foregoing, Trustee or Beneficiary may, personally or by their agents, to the maximum extent permitted by law:

(i) enter into and take possession of the Mortgaged Property or any part thereof, exclude Trustor and all persons claiming under Trustor whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the Mortgaged Property or any part thereof either in the name of Trustor or otherwise as Beneficiary shall deem best, and upon such entry, from time to time at the expense of Trustor and the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements to the Mortgaged Property or any part thereof as Beneficiary may reasonably deem proper and, whether or not Beneficiary has so entered and taken possession of the Mortgaged Property or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that Trustee or Beneficiary may be authorized to make under this Deed of Trust, the remainder to be applied to the payment of the Loan Obligations until the same shall have been repaid in full, take possession of all security deposits held with respect to the Mortgaged Property, whether or not Trustee or Beneficiary enters upon or takes control of the Mortgaged Property and regardless of where any such security deposits are deposited or located; if Beneficiary demands or attempts to take possession of the Mortgaged Property or any part thereof in the exercise of any rights hereunder, Trustor shall promptly turn over and deliver complete possession thereof to Beneficiary;

(ii) effect new Permits and Contracts; amend, alter, renew, cancel or surrender existing Permits and Contracts; and make concessions to the governmental authorities, the Contractors, warrantors and others; and

(iii) personally or by agents, with or without entry:

(x) invoke the power of sale and pursuant to the procedures prescribed by law as a result thereof, sell the Mortgaged Property or any part thereof, or cause the Mortgaged Property or any part thereof to be sold at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner and in such order as may be required by law, or, in the absence of any such requirements, as Beneficiary may deem appropriate and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

(y) proceed to protect and enforce Beneficiary’s rights under this Deed of Trust, by suit for specific performance of any covenant contained herein or in the Loan Documents or in aid of the execution of any power granted herein or in the Loan Documents, or for the foreclosure of this Deed of Trust (as a mortgage or otherwise) and the sale of the Mortgaged Property or any part thereof under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as Beneficiary shall elect, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Property; or

(z) exercise any or all of the remedies available to a secured party under the UCC, including, without limitation:

(1) either personally or by means of a court appointed receiver, take possession of all or any of the Security Interest Property and exclude therefrom Trustor and all persons claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor in respect of the Security Interest Property, or any part thereof; if Beneficiary demands or attempts to take possession of the Security Interest Property in the exercise of any rights hereunder, Trustor shall promptly turn over and deliver complete possession thereof to Beneficiary;

(2) without further notice to or demand upon Trustor (except those otherwise required hereby or by the Note), make such payments and do such acts as Trustee or Beneficiary may deem necessary to protect its security interest in the Security Interest Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith, which expenses shall thereafter become part of the Loan Obligations secured by the lien of this Deed of Trust;

(3) require Trustor to assemble the Security Interest Property or any portion thereof, at a place designated by Trustee or Beneficiary and reasonably convenient to both parties, and promptly to deliver the Security Interest Property to Beneficiary, or an agent or representative designated by Beneficiary, and its agents and representatives, shall have the right to enter upon the premises and property of Trustor to exercise Beneficiary’s rights hereunder;

(4) sell, lease or otherwise dispose of the Security Interest Property, with or without having the Security Interest Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine (and Beneficiary may be a purchaser at any such sale, provided, however, that Trustee, at the request and direction of Beneficiary, may dispose of the Security Interest Property in accordance with Beneficiary’s rights and remedies in respect of the Mortgaged Property pursuant to the provisions of this Deed of Trust in lieu of proceeding under the UCC); and

(5) unless the Security Interest Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary, as the case may be, shall give Trustor at least ten (10) days prior notice of the time and place of any sale of the Security Interest Property or other intended disposition thereof, which notice Trustor agrees is commercially reasonable.

(b) If an Event of Default shall have occurred, Beneficiary, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgaged Property, without notice or demand, and without regard to the adequacy of the security for the Loan Obligations or the solvency of Trustor. Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property, unless such receivership is sooner terminated.

(c) In any sale under any provision of this Deed of Trust or pursuant to any judgment or decree of court, the Mortgaged Property, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as Beneficiary may elect, without regard to the right of Trustor or any person claiming under Trustor to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of Trustor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Upon the completion of any such sale by virtue of this Section 5.2(c), Trustee or Beneficiary, as the case may be, shall execute and deliver to the purchaser an appropriate instrument that shall effectively transfer all of Trustor’s estate, right, title, interest, property, claim and demand in and to the Mortgaged Property or portion thereof so sold, but without any covenant or warranty, express or implied. Trustor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of Beneficiary, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Trustor in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Trustor. The powers and agency herein granted are coupled with an interest and are irrevocable.

(d) All rights of action under any Loan Document may be enforced by Trustee or Beneficiary without the possession of the original Loan Documents and without the production thereof at any trial or other proceeding relative thereto.

Section 5.3. Application of Proceeds.

(a) All proceeds of any repayment of or recoveries on the Loan shall be applied to repay the Debt in such order and in such manner as Beneficiary shall elect in Beneficiary’s discretion.

(b) No sale or other disposition of all or any part of the Mortgaged Property pursuant to this Section 5.3 shall be deemed to relieve Trustor of its obligations under any Loan Document except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgaged Property are insufficient to cover the costs and expenses of such realization and the payment in full of the Loan Obligations, Trustor shall remain liable for any deficiency subject to Section 7.11.

(c) Upon any sale made under the powers of sale herein granted and conferred, the receipt given by Beneficiary (or Trustee) will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and their heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Beneficiary, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.

Section 5.4. Powers of Beneficiary. Beneficiary may at any time or from time to time renew or extend (and direct Trustee to renew or extend) this Deed of Trust or (with the agreement of Trustor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey, or cause Trustee to release or reconvey, any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Loan Obligations, or release any person liable therefor as Beneficiary may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Deed of Trust on or in any part of the Mortgaged Property, and without affecting the liability of any other person liable for any of the Loan Obligations.

Section 5.5. Right to Sue. Trustee and Beneficiary shall each have the right from time to time to sue for any sums required to be paid by Trustor under the terms of this Deed of Trust as the same become due, without regard to whether or not the entire Loan Obligations shall be, or have become, due and without prejudice to the right of Beneficiary thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Event of Default existing at the time such earlier action was commenced.

Section 5.6. Remedies Cumulative.

(a)   No right or remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Deed of Trust, or under applicable law, whether now or hereafter existing; the failure of Trustee or Beneficiary to insist at any time upon the strict observance or performance of any of the provisions of this Deed of Trust or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

(b) To the maximum extent permitted by law, Trustee and Beneficiary shall each be entitled to enforce payment and performance of any of the obligations of Trustor and to exercise all rights and powers under this Deed of Trust or under any Loan Document or any laws now or hereafter in force, notwithstanding that some or all of the Loan Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the right of either Trustee or Beneficiary to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being stipulated that Trustee and Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Trustee or Beneficiary in such order and manner as Beneficiary, in its discretion, may determine; every power or remedy given by any Loan Documents to Trustee or Beneficiary, or to which Trustee or Beneficiary is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary, and Trustee or Beneficiary may pursue inconsistent remedies.

Section 5.7. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. To the maximum extent permitted by law, Trustor shall not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Property or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 5.2; and Trustor, to the maximum extent permitted by law, hereby waives all benefit or advantage of any such law or laws. Trustor, for itself and all who may claim under it, hereby waives, to the maximum extent permitted by law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any foreclosure of this Deed of Trust and (if an Event of Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgaged Property marshalled upon any foreclosure hereof. Neither Trustee nor Beneficiary shall be obligated to pursue or exhaust their rights or remedies as against any other part of the Mortgaged Property, and Trustor hereby waives any right or claim of right to have Trustee or Beneficiary proceed in any particular order.

Section 5.8. Waiver of Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Loan Obligations, or any part thereof.

Section 5.9. No Assumption by Beneficiary. Except as otherwise expressly set forth in any Loan Document, Beneficiary will not be deemed in any manner to have assumed any liabilities or obligations relating to the Mortgaged Property or any portion thereof. Trustor agrees that the exercise by Beneficiary of one or more of its rights and remedies under this Deed of Trust shall in no way be deemed or construed to make Beneficiary a mortgagee-in-possession.

Section 5.10. Discontinuance of Proceedings. If either Trustee or Beneficiary shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, power of sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then in every such case, Trustor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Trustee and Beneficiary shall continue as if no such proceedings had occurred.

ARTICLE 6
TRUSTEE

Section 6.1. Trustee’s Powers. At any time, or from time to time without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Mortgaged Property, Trustee may (a) reconvey any part of the Mortgaged Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

Section 6.2. Trustee’s Fees. No fees or expenses shall become payable to Trustee under this Deed of Trust other than those reasonable fees and expenses incurred by Trustee in connection with the reconveyance of the Mortgaged Property pursuant to Section 6.3, or the exercise by Trustee of any remedy permitted to it hereunder, under the Note or under any of the other Loan Documents or at law or in equity. Trustor shall pay all such reasonable fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the foregoing and all such costs, fees and expenses shall be secured by this Deed of Trust.

Section 6.3. Full Reconveyance by Trustee. To the extent Trustee’s signature is necessary on any full reconveyance of this Deed of Trust then, upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention (or disposal in accordance with applicable law) and upon payment by Trustor of Trustee’s fees, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as “the person or persons legally entitled thereto”.

Section 6.4. Indemnity. Trustor shall indemnify Trustee against all claims, actions, liabilities, judgments, costs, attorneys’ fees or other charges of whatsoever kind or nature made against or incurred by Trustee, and arising out of the performance by Trustee of the duties of Trustee hereunder, other than those arising solely due to Trustee’s gross negligence or wanton or willful misconduct.

Section 6.5. Successor Trustee. Trustee may resign in writing addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed by Beneficiary and recorded in the office of the county recorder where the Land is situated. In case of the death, resignation or removal of Trustee, a successor Trustee may be appointed by Beneficiary without other formality than an appointment and designation in writing unless otherwise required by applicable law. Such appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this Deed of Trust will vest in the named successor trustee all the right, title and interest of Trustee in the Mortgaged Property, and said successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon Trustee; provided, however, that Beneficiary may at its option, appoint and designate several successor trustees, and in such manner, appoint and designate a different successor trustee for each county wherein a portion of the Mortgaged Property is located, as described in such written appointment and designation, and upon the making of any such appointment and designation, this Deed of Trust will vest in each such named successor trustee all of the right, title and interest of Trustee in that portion of the Mortgaged Property ascribed to such named successor trustee, and each such named successor trustee will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon Trustee in that portion of the Mortgaged Property ascribed to such named successor trustee. All references herein to Trustee will be deemed to refer to the trustee or trustees from time to time acting hereunder.

ARTICLE 7
MISCELLANEOUS

Section 7.1. Captions. The captions or headings at the beginning of each Article and Section hereof are for the convenience of the parties hereto and are not a part of this Deed of Trust.

Section 7.2. Amendments; Waivers; Etc. This Deed of Trust cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in proper form for recording, signed by Trustor and Beneficiary.

Section 7.3. Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds Trustor and Beneficiary and each of their respective successors and assigns, and shall run with the Land.

Section 7.4. Notices. All notices, demands, consents, requests or other communications that are permitted or required to be given by any party to the other hereunder shall be in writing and delivered or mailed to each party at the following addresses:

(a)	If to the Trustor: Zap 501 4th Street Santa Rosa, California, 95401

(b)	If to the Trustee: Fidelity National Title Company 400 Pitt Avenue Sebastopol, California 95472

(c)
If to the Beneficiary:

Al Yousuf LLC
c/o Dewey & LeBoeuf LLP
333 South Grand Avenue, Suite 2600
Los Angeles, California 90071-1530
Attention: Michael du Quesnay

With an additional copy to:

Al Yousuf LLC
Mezzanine Floor
Yamaha Showroom
Sheikh Zayed Road
Dubai, United Arab Emirates
Attention: Iqbal al Yousuf

Section 7.5. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Trustor under all Loan Documents.

Section 7.6. Applicable Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the state in which the Mortgaged Property is located.

Section 7.7. Limitation of Interest. This Deed of Trust is subject to the limitations on the payment of interest set forth in the Note.

Section 7.8. Severability. If any term or provision of this Deed of Trust or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Loan Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Mortgaged Property, then any payments made in respect of the Loan Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Deed of Trust (except to the extent otherwise required by applicable law) be deemed to be made (a) first, in respect of the portion of the Loan Obligations not secured by the lien of this Deed of Trust, (b) second, in respect of the portion of the Loan Obligations secured by the lien of this Deed of Trust, but which lien is on less than all of the Mortgaged Property, and (c) last, to the portion of the Loan Obligations secured by the lien of this Deed of Trust, and which lien is on all of the Mortgaged Property.

Section 7.9. Reconveyance by Beneficiary. Upon payment in full of the Loan Obligations, Beneficiary (and Trustee, to the extent required by law to effect a full and proper termination, release and reconveyance) shall release the lien of this Deed of Trust, or upon the request of Trustor, and at Trustor’s expense, assign this Deed of Trust without recourse to Trustor’s designee, or to the person or persons legally entitled thereto, by an instrument duly acknowledged in proper form for recording.

Section 7.10. WAIVER OF JURY TRIAL. TRUSTOR, TRUSTEE AND BENEFICIARY HEREBY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS DEED OF TRUST OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF TRUSTOR, TRUSTEE AND/OR BENEFICIARY WITH RESPECT TO ANY LOAN DOCUMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS DEED OF TRUST OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH OF TRUSTOR, TRUSTEE AND BENEFICIARY AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS DEED OF TRUST WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF TRUSTOR, TRUSTEE AND BENEFICIARY IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT TO BENEFICIARY TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN TRUSTOR, TRUSTEE AND/OR BENEFICIARY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 7.11. Exhibits. The information set forth on the cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Deed of Trust with the same effect as if set forth in the body hereof.

ARTICLE 8
STATE-SPECIFIC PROVISIONS

Section 8.1. Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 8 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 8 shall control and be binding.

Section 8.2. Certain Matters Relating to Property Located in the State of California. With respect to the Mortgaged Property which is located in the State of California, notwithstanding anything contained herein to the contrary (a) Trustor waives to the extent permitted by law (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisal before sale of any portion of the Mortgaged Property, and (ii) all rights of redemption, valuation, appraisal, stay of execution, foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor's rights under Section 2924c of the California Civil Code.

[Signatures Commence on the Following Page]

IN WITNESS WHEREOF, this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing has been duly executed by Trustor as of the day and year first above written.

TRUSTOR:
ZAP, a California corporation

By:  /s/ Steven Schneider

Name: Steven Schneider

Title:  CEO

Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing

ACKNOWLEDGMENT

STATE OF CALIFORNIA                               )
COUNTY OF                                                      )

On ______________________, 2008, before me, ______________________________________________________, personally appeared _____________________________________________________

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature
Notary Public

(seal)

Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing

Exhibit A

LEGAL DESCRIPTION OF MORTGAGED PROPERTY

Lot 388, the West one-half of Lot 389, the Southerly 40 feet of Lot 397 and the Southerly 40 feet of the West one-half of Lot 398, all in Block 12 of the Map of Santa Rosa made by John A. Brewster, and recorded December 7, 1854 in Book 9 of Deeds, at Page 1, Sonoma County Records.

A-1